Rule 497(e)

File Nos. 002-75503

811-03364

MAXIM SERIES FUND, INC.

Maxim Money Market Portfolio

Supplement dated December 16, 2008 to the Prospectus for the Maxim Money Market Portfolio

and the Prospectus for Maxim Series Fund, Inc., both dated August 18, 2008

On November 24, 2008, the U.S. Department of the Treasury announced the extension of its Temporary Guarantee Program for Money Market Funds (the “Program”) through April 30, 2009. The Maxim Money Market Portfolio (the “Portfolio”), with the approval of its Board of Directors, has applied for continued participation in the Program. The Program had been set to expire on December 18, 2008.

The Program is designed to guarantee to investors in participating money market funds that they receive $1.00 for each money market fund share held as of the close of business on September 19, 2008. The Program does not cover any increase in the number of Portfolio shares held in an account after the close of business on September 19, 2008 or any new purchases of Portfolio shares after the close of business on September 19, 2008.

The guarantee will be triggered if the Portfolio’s net asset value per share falls below $0.995 – what is commonly referred to as “breaking the buck” – and the Portfolio liquidates. If this occurs (and subject to the amount available under the Program), a shareholder of record of the Portfolio at the close of business on September 19, 2008 will receive $1.00 for each share held on such date based on the lesser of (1) the number of Portfolio shares held by the shareholder at the close of business on September 19, 2008 and (2) the number of shares held by the shareholder on the date the guarantee is triggered. Guarantee payments under the Program will not exceed the amount available within the Treasury Department’s Exchange Stabilization Fund (“ESF”) on the date of payment. Currently, ESF assets are approximately $50 billion. The U.S. Treasury Department and the Secretary of the Treasury have the authority to use assets from the ESF for purposes other than those of the Program.

The Program will terminate on April 30, 2009, unless the U.S. Treasury Department determines to extend it. The Secretary of the Treasury may further extend the Program through the close of business on September 18, 2009. If the Program is extended, participating money market funds, including the Portfolio, will need to consider whether to continue to participate and would need to pay an additional fee (the amount of which would be announced by the Treasury Department at a later date). Even if the Program is extended, there is no assurance that the Portfolio will continue to participate.

Participation in the Program costs 0.015% of the Portfolio’s net asset value as of September 19, 2008. The Portfolio’s investment adviser will bear the costs of participating in the Program.

Neither this prospectus supplement, the above-referenced prospectus nor the Portfolio itself are in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department. As of the date of this supplement, additional information about the Program, including the consequences of a fund’s triggering the guarantee, is available at http://www.ustreas.gov.

This Supplement must be accompanied by or read in conjunction with the current Prospectus and Statement of Additional Information, dated August 18, 2008, and should be retained for future reference.